MIDAS FUND
MIDAS MAGIC
MIDAS PERPETUAL PORTFOLIO

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement dated June 26, 2014 to the Prospectus Dated April 30, 2014

This Supplement and the Prospectus dated April 30, 2014 regarding Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each, a “Fund”) provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-400-MIDAS (6432).

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This Supplement revises certain information contained in the Prospectus dated April 30, 2014.

The following information replaces in its entirety the expense example table for Midas Perpetual Portfolio appearing under the heading "Fees and Expenses of the Fund" on page 3 of the Prospectus:

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$225	$694	$1,190	$2,554